EX-99.23(h)(26)

                      CONTRACT OWNER INFORMATION AGREEMENT

                                JNL SERIES TRUST
                              JNL VARIABLE FUND LLC

     This Contract Owner Information Agreement ("Agreement") is made, as of the date indicated on the signature page of this Agreement, by and among the JNL Series Trust and the JNL Variable Fund LLC ("collectively referred to as "Funds," "we" or "us", as more fully defined below) and Jackson National Life Insurance Company ("JNL"), and the Separate Accounts ("Accounts") sponsored JNL, identified on the signature page of this Agreement (JNL, together with the Accounts, being referred to as "you").

     WHEREAS, JNL offers variable contracts to the retail public, and such variable contracts are sold through affiliated and unaffiliated broker-dealers and insurance agencies;

     WHEREAS, the Funds are investment companies registered with the U.S. Securities and Exchange Commission ("SEC") pursuant to the Investment Company Act of 1940, as amended ("1940 Act"), and the Funds' shares are registered under the Securities Act of 1933, as amended ("1933 Act");

     WHEREAS, the Accounts are investment companies registered with the SEC pursuant to the 1933 Act and the 1940 Act;

         WHEREAS, the Funds desire to delegate to JNL the performance of certain functions related to the monitoring of frequent trading, and JNL desires to accept such delegation and provide the Funds with the services described in this Agreement;

     WHEREAS, Fund Shares are sold to certain "Qualified Retirement Plans," through an unregistered separate account and the Accounts of JNL and Jackson National Life Insurance Company of New York that comprise the variable contracts;

     WHEREAS, the unregistered separate account (Qualified Retirement Plan) and the Accounts are the Funds' shareholders, and due to the structure of such Qualified Retirement Plans and variable contracts, the Funds generally do not have access to individual Qualified Retirement Plan participant and individual Contract Owner trading information; and

     WHEREAS, JNL has access to individual Qualified Retirement Plan participant and Contract Owner trading information.

     NOW THEREFORE, this Agreement is entered into by you and by us pursuant to the requirements of Rule 22c-2 ("Rule") under the 1940 Act. As required by the Rule, the provisions of this Agreement are intended to recoup the costs it may incur as a result of those redemptions or eliminate or reduce so far as practicable any dilution of the value of the outstanding securities issued by the Fund.

1.   CONTRACT OWNER INFORMATION

     1.1 AGREEMENT TO PROVIDE INFORMATION. You agree to provide us promptly upon written request, a "Report" (SEE Exhibit A attached hereto for the variable contracts and Exhibit B attached hereto for the Qualified Retirement Plan) containing the following information: (i) the "Tax Identification Number" and the number that specifically identifies each variable insurance contract ("Contract Number") of any or all Contract Owners (as defined below) that invest in an Account that invests in a Fund or other identifying information for the Qualified Retirement Plan; (ii) the name or other identifier of any investment professional(s) associated with the Contract Owner(s) (if known),
          (iii) the transaction type (purchase, redemption, transfer, or exchange) of every purchase, redemption, transfer, or exchange of Interests (as defined below) held by a Contract Owner during the period covered by the request, including amount(s) and date(s) of the transactions; and (iv) a discussion of the resolution or actions taken on behalf of the Accounts and Funds.

          1.1.1 PERIOD COVERED BY REPORT. Reports (Requests) must set forth a specific period. We may request transaction information older than the period covered by the Report as we deem necessary to investigate compliance with policies established by us for the purpose of eliminating or reducing any dilution of the value of Fund Shares (as defined below).

          1.1.2 FORM AND TIMING OF RESPONSE (DELIVERY OF THE REPORT). You agree to transmit the requested information that is on your books and records to us promptly, but in any event not later than five (5) business days, after receipt of a request. If the requested information is not on your books and records, you agree to: (i) provide or arrange to provide to us the requested information concerning Contract Owners who hold Interests related to Fund Shares through an indirect intermediary; or (ii) if directed by us, block further purchases of Interests from such indirect intermediary. In such instance, you agree to inform us whether you plan to perform (i) or (ii). Responses required by this paragraph must be communicated in writing and in a format mutually agreed upon by the parties. To the extent practicable, any transaction information provided to us, the Report as described in Section 1.1 herein, shall be delivered to us in the format as set forth in Exhibit A attached hereto. For purposes of this provision, "indirect intermediary" has the same meaning as in the Rule.

          1.1.3 REPORT REVIEW. We shall review the Report(s) and determine whether the resolution of the matter, and the information contained in the Report, is sufficient. We may instruct you to execute other instructions (SEE Section 1.2 herein).

          1.1.4 LIMITATIONS ON USE OF INFORMATION. We agree not to use the information received for marketing or any other similar purpose without prior written consent by you.

          1.1.5 WARRANTY. You represent and warrant that you and the Accounts have policies and procedures in place that are in compliance with the obligations of the Accounts that are registered investment companies to monitor for, prevent and detect excessive and/or short term trading activity. In addition, you represent and warranty to us that JNL has established policies and procedures to monitor for frequent trading.

     1.2 AGREEMENT TO RESTRICT TRADING. You agree to execute written instructions from us to restrict or prohibit further purchases or exchanges of Interests related to Fund Shares by a Contract Owner that has been identified by us as having engaged in transactions of Interests related to Fund Shares that result in the violation of policies established by us for the purpose of eliminating or reducing any dilution of the value of Fund Shares.

          1.2.1 FORM OF INSTRUCTIONS. Instructions must include the Contract Number, if known and provided by you in response to a request for information pursuant to Section 1.1, and the specific restriction(s) to be executed. If the Contract Number is not known, the instructions must include an equivalent identifying number of the Contract Owner(s), other identifying information you provided, or other agreed upon information to which the instruction relates.

          1.2.2 TIMING OF RESPONSE. You agree to execute instructions as soon as reasonably practicable, but not later than five (5) business days after receipt of the instructions by you.

          1.2.3 CONFIRMATION BY YOU. You must provide written confirmation to us that instructions have been executed. You agree to provide confirmation as soon as reasonably practicable, but not later than ten (10) business days after the instructions have been executed.

     1.3  DEFINITIONS. For purposes of this paragraph:

          1.3.1 The term "Fund" means any and all series of the JNL Series Trust and the JNL Variable Fund LLC except for any such series that constitute "excepted funds" as defined in the Rule.

          1.3.2 The term "Interests" means the interests of Contract Owners in Accounts that correspond to the redeemable securities of record issued by a Fund under the 1940 Act that are held by an Insurance Company or an Account.

          1.3.3 The term "Contract Owner" means the holder of interests in a variable annuity or variable life insurance contract issued by you.

          1.3.4 The term "written" includes electronic writings and facsimile transmissions.

          1.3.5 The term "Fund Shares" means the outstanding shares issued by a Fund.

          1.3.6 The term "us" shall include as the context requires with respect to the activities described in Sections 1.1. and 1.2 , including, without limitation, receipt of information, the transmittal of requests, transmittal of Reports, and instructions and confirmations our designee, who shall for all such purposes under this Agreement be Jackson National Asset Management, LLC.


     IN WITNESS WHEREOF, this Agreement has been executed by a duly authorized representative of each party hereto as of October 16, 2006.

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

JNL SERIES TRUST                        JACKSON NATIONAL LIFE INSURANCE COMPANY (AND THE
JNL VARIABLE FUND LLC                   JACKSON NATIONAL SEPARATE ACCOUNTS I, II, III, IV
                                        AND V)


By:____/s/ Robert A. Fritts________     By:___/s/ Thomas J. Meyer_________
Name:    Robert A. Fritts               Name: Thomas J. Meyer
Title:   President                      Title:   Senior Vice President,
                                                 General Counsel & Secretary


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
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

                                    EXHIBIT A
                                  SAMPLE REPORT

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CONTRACT (POLICY) NUMBER:
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TAX IDENTIFICATION NUMBER:
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Agent (Broker):
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Date:
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Time Period Covered by Report:
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Rolling 1 Year Trades:
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Rolling 1 Month Trades:
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Rolling 7 Day Trades:
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Reallocations (Trades made via Phone or Fax)
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Ending Value (Date)                 $

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Initial Value (Date)                $

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TRADE DATES AND FUNDS               TRANSACTIONS                                   AMOUNTS
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NUMBER OF TIMES FUNDS AFFECTED
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Fund

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Fund

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Fund

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Fund

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RESOLUTION
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NOTES
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


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                                    EXHIBIT B
                                  SAMPLE REPORT
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SEPARATE ACCOUNT REPORT                            DATE:

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    PARTICIPANT NAME                FUND             TRADE DATE      TRANSACTION TYPE        CASH AMOUNT
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RESOLUTION
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